UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2004
                                                         -----------------

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On December 23, 2004, Concurrent Computer Corporation, a Delaware corporation (the "Company" or the "Registrant"), executed a Loan and Security Agreement by and between Silicon Valley Bank (the "Bank") and the Company (the "Credit Agreement"). The Credit Agreement provides for a two year $10,000,000 revolving credit line (the "Revolver") and a three year $3,000,000 term loan (the "Term Loan") and also provides that substantially all of the assets of the Company will secure the Company's obligations to the Bank thereunder, including the stock of three of the Company's domestic subsidiaries. The Revolver expires on December 23, 2006, unless terminated earlier in accordance with its terms, and the Term Loan expires on December 23, 2007, unless terminated earlier in accordance with its terms. As of the date of closing of the Credit Agreement, the Company had no amounts drawn under the Revolver and had drawn down the entire $3,000,000 under the Term Loan.

     Interest on all outstanding amounts under the Revolver is payable monthly at the Bank's prime rate (5.25% at December 23, 2004) plus 3.25% per annum, and interest on all outstanding amounts under the Term Loan is payable monthly at a rate of 8% per annum. The Term Loan is repayable in 36 equal monthly principal and interest installments of $93,701.40 and the outstanding principal of the Revolver is due on December 23, 2006, unless the Revolver is terminated earlier in accordance with its terms.

     In addition, the Credit Agreement contains certain financial covenants, including required financial ratios and a minimum tangible net worth, and customary restrictive covenants concerning the Company's operations.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The contents of Item 1.01 of this Current Report on Form 8-K are incorporated into this Item 2.03 by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 27, 2004.


                                       CONCURRENT COMPUTER CORPORATION



                                       By:  /s/ Steven R. Norton
                                          ----------------------------
                                       Steven R. Norton
                                       Executive Vice President and
                                       Chief Financial Officer


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